Putnam
Municipal
Income Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Given the dramatic events that aggravated an already troubled economic environment, it is rewarding to see that Putnam Municipal Income Fund closed fiscal 2002 with a gain. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving your fund's performance as well as a view of prospects for fiscal 2003.

As economic fundamentals continue to improve, tax revenues should rise and bring an improved outlook for municipal bonds. However, this improvement is likely to be gradual, so we counsel patience as you view your fund's progress in the months ahead.

As you read this report, you may notice that we are now listing the team that manages your fund. The individuals who comprise the management team are shown at the end of Management's discussion of performance. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

On March 31, 2002, Putnam Municipal Income Fund wrapped up a turbulent fiscal year that began in recession and ended with signs of recovery. Accelerated by terrorist attacks and initially feared to be one of the worst in recent history, this recession might actually go down as one of the mildest on record. American markets, once again, showed their strength and resilience with the help of easing of short-term interest rates by the Federal Reserve Board. Rates reached a 40-year low by the end of calendar 2001, contributing to a steep yield curve and a generally positive bond market for most of the fiscal year. By the end of the fiscal period, the Fed shifted its bias to neutral as the economy showed signs of strength.

Credit spreads, the difference in yields available on AAA-rated securities compared with bonds with greater credit risk, narrowed across the first half of the fiscal year and then widened dramatically after the September 11 attacks. Because the Putnam Tax Exempt Fixed-Income team, which manages your fund, had anticipated the narrowing trend, your fund's returns benefited from selective exposure to lower-rated bonds. This, in turn, offset losses in September. For the year, the fund's returns at NAV landed in positive territory. Although your fund underperformed its benchmark, the Lehman Municipal Bond Index, which is more broadly diversified, its total return at NAV for the year was in line with the average for funds in its Lipper category. More information can be found on page 8.

Total return for 12 months ended 3/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   2.83%  -2.04%    2.33% -2.55%    2.06%  1.09%    2.57%  -0.79%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/
hospitals               24.5%

Transportation          18.7%

Utilities               12.7%

Water & sewer            7.6%

Pollution
control                  6.2%

Footnote reads:
*Based on net assets as of 3/31/02. Holdings will vary over time.


* AIRLINES PROVIDE BUMPY RIDE WHILE HIGHLIGHTING FUND'S STRENGTHS

The seeds of this year's income and price appreciation were sown in the widening credit spreads that occurred last year and by our ability to take advantage of them. Because your fund's investment discipline avoids interest-rate forecasting and promotes fundamental analysis and research, we were able to identify lower-rated credits that could offer superior value. While we manage the portfolio so that the average credit rating is A or higher, we devote approximately one-fifth to one-fourth of the portfolio to select bonds rated lower than Baa/BBB. Your fund's management team relies on the resources of Putnam's fixed-income department in the analysis and acquisition of these lower-rated bonds. We rely on the knowledge and expertise of our analysts in assessing individual bond issues, as well as our strong quantitative and technical capabilities. Also, because Putnam is a large institution in the marketplace, we have access to many bond issues that smaller firms might have more difficulty tracking. The fixed-income department provides a depth and breadth of research that we believe can help produce solid, long-term results.

The trials and troubles of the airline industry over the last 12 months provide a powerful illustration of the value added by our research. Although certainly not the largest sector, airlines and airport authority bonds have represented a significant portion of your fund's portfolio this year and in years past. These bonds have a history of high current income and have been one of the most liquid sectors of the municipal bond market. However, perceptions of these bonds changed drastically on September 11. Airline-backed securities were hurt significantly, including those in your fund's portfolio. However, your fund's management team immediately looked for opportunity in the overall market chaos of mid-to-late September, focusing especially on airline and airport authority bonds. Maintaining calm amidst the widespread concern, we took full advantage of the research capabilities available to us. Existing airline holdings were analyzed on an issue-by-issue basis, considering creditworthiness while factoring in the top-down issues of airline industry restructuring in the post-crisis environment and the influx of federal relief dollars. As a result of this reevaluation, we decided to maintain the fund's airline-related positions in expectation of a rebound. Our review, done in the third quarter of the fiscal year, proved effective in the final quarter, when the airline sector was the strongest-performing area of the portfolio.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 36.4%

Aa/AA -- 4.1%

A -- 14.3%

Baa/BBB -- 15.5%

Ba/BB -- 16.4%

B and below -- 10.9%

Other -- 2.4%

Footnote reads:
As a percentage of market value as of 3/31/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Fund Profile

Putnam Municipal Income Fund seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital. The fund is nationally diversified and invests in both investment-grade and higher-yielding lower-rated municipal bonds. The fund is suitable for investors seeking tax-exempt income and willing to accept the risks associated with below investment-grade bonds.


* HEALTH CARE PROVIDES STRENGTH EARLY, INCOME LATER

At the midpoint of your fund's fiscal year, health-care/hospital bonds were the largest sector of the portfolio, comprising 23.4% of net assets. However, as we maintained our focus on the airline sector, we slowed down our investment activity in the health-care and hospital bonds sector. Health care had contributed to a strong first half for the fund, mostly because it was so undervalued last year. The sector had already struggled through two years of its own turmoil, brought on partly by underfunding. As the rest of the economy slowed over the fiscal year and other sectors began to deteriorate, investors considered health care recession-proof. This stimulated demand for health-care bonds and drove up prices. As the sector became more fairly valued, your fund's management team edged away from purchases in this sector and began to take profits selectively. In spite of these decisions, though, many holdings appreciated and the fund's health-care exposure slightly increased in the second half of the fiscal year.

"We think yield hungry muni investors will like what Putnam Municipal Income brings to the table... Its long-term total returns are quite competitive and it offers one of the category's more attractive yields. Further, the fund has been less volatile than its average peer, thanks in part to the added yield provided by its lower-rated holdings."

-- Scott Berry, Morningstar's Take, January 28, 2002, Morningstar.com


* MUNI BOND MARKETS REMAINED STABLE RELATIVE  TO OTHER INVESTMENTS

As the economy strengthened in the last quarter of the fiscal year, yields on municipal bonds of all maturities generally rose as bond prices dropped on fears of future interest-rate increases. This negatively affected the fund's NAV. However, a neutral duration posture and income from the fund's holdings cushioned the impact of falling bond prices and kept total return performance in positive territory for the quarter.

The municipal bond market as a whole remained relatively stable during the fiscal year, despite high-profile events such as California's energy crisis and New York's terrorist attacks. California, it seems, has learned some valuable lessons and continues to work on long-term solutions to its energy problems while New York City, thanks in part to generous federal help, has had no problems meeting its debt obligations although prices of its bonds have declined. New York City, in fact, has become less a story about the September terrorist attacks and more about opportunity for undervalued bond issues. The city's good reputation among muni bond investors has been bolstered by financial disclosure statutes put in place after the city's budget crisis in the 1970s.

Across the nation, your fund's management team has been extremely cautious in the purchase of general obligation bonds. They are secured by tax revenues. As the economy continued to slow over most of the period, tax revenues dropped and many states and municipalities moved from surplus to deficit status, issuing bonds to make up the difference. This trend should build in the coming year. We plan to conserve the fund's cash to take advantage of the possible cheapening of municipal bond prices brought on by increased supply to the marketplace.

* OUTLOOK IS MIXED FOR COMING YEAR

It remains to be seen whether demand for municipal bonds will rise to meet the expected large supply in 2002. The bonds have certainly performed well this year compared with other securities, especially in the dire weeks after September 11. We feel that the national profile of municipal bonds has been raised and believe that an aging investor population will see that these securities can play an important role as an anchor in their investment portfolios. Investors of all ages have been reminded once again of the benefits of diversification and asset allocation as equity markets continue to be volatile.

Many analysts have noted that while the recession was mild, the recovery is likely to be tepid with continued equity volatility. Our view is that the economy should show more strength in the third and fourth quarters of this year, and that the Federal Reserve will hold off on tightening until it sees a credible threat of inflation. Right now there is no such threat, and for the first two months of 2002 the Fed seemed more concerned about the recovery than about inflation. Since the capital markets have retracted, with significant declines in capital spending and corporate investment, this lack of funding is in itself a restraint on the economy. As a result, we believe the Fed may hold off on tightening even if growth begins to pick up.

Nevertheless, in March, the Fed changed its stance slightly to a neutral view on interest rates. This gave bond investors reason to believe that rate increases may be in the offing later this year. Consequently, interest rates have moved up and are expected to continue rising. We believe our neutral duration posture should help our fund's relative performance against its benchmark. In addition, as the Enron scandal fades and the economy improves, high-yield municipal bonds -- which are less sensitive to interest-rate increases and perform better in a growing economy -- should bolster the returns of our fund and provide a competitive advantage.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Jerome Jacobs, Blake Anderson, Joyce Dragone, David Hamlin, Susan McCormack, and Richard Wyke.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (5/22/89)       (1/4/93)        (2/1/99)        (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            2.83%  -2.04%   2.33%  -2.55%   2.06%   1.09%   2.57%  -0.79%
------------------------------------------------------------------------------
5 years          27.89   21.84   24.25   22.31   22.70   22.70   26.45   22.31
Annual average    5.04    4.03    4.44    4.11    4.18    4.18    4.80    4.11
------------------------------------------------------------------------------
10 years         80.29   71.75   69.08   69.08   66.45   66.45   75.30   69.66
Annual average    6.07    5.56    5.39    5.39    5.23    5.23    5.77    5.43
------------------------------------------------------------------------------
Annual average
(life of fund)    6.71    6.31    5.98    5.98    5.88    5.88    6.36    6.09
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/02

                               Lehman Municipal          Consumer
                                  Bond Index           price index
------------------------------------------------------------------------------
1 year                              3.82%                 1.30%
------------------------------------------------------------------------------
5 years                            35.30                 11.62
Annual average                      6.23                  2.22
------------------------------------------------------------------------------
10 years                           91.34                 28.21
Annual average                      6.70                  2.52
------------------------------------------------------------------------------
Annual average
(life of fund)                      7.17                  2.90
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average annualized return for the 275 funds in the Lipper General Municipal Debt category over the 12 months ended 3/31/02 was 2.75%. Over the 5- and 10-year periods ended 3/31/02, annualized returns for the category were 5.04% and 5.94%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 3/31/92

               Fund's class A      Lehman Municipal    Consumer price
Date           shares at POP          Bond Index           index

3/31/92             9,525               10,000            10,000
3/31/94            11,108               11,513            10,567
3/31/96            12,661               13,409            11,177
3/31/98            14,716               15,657            11,644
3/31/00            15,226               16,615            12,297
3/31/02           $17,175              $19,134           $12,821

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,908 and $16,645, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,530 ($16,966 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 3/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)               12            12            12            12
------------------------------------------------------------------------------
Income 1          $0.478262     $0.424713      $0.411988     $0.455975
------------------------------------------------------------------------------
Capital gains 1        --            --            --            --
------------------------------------------------------------------------------
  Total           $0.478262     $0.424713      $0.411988     $0.455975
------------------------------------------------------------------------------
Share value:      NAV     POP       NAV            NAV       NAV     POP
------------------------------------------------------------------------------
3/31/01          $8.85   $9.29     $8.84          $8.85     $8.85   $9.15
------------------------------------------------------------------------------
3/31/02           8.62    9.05      8.62           8.62      8.62    8.91
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2            5.54%   5.28%     4.93%          4.79%     5.29%   5.12%
------------------------------------------------------------------------------
Taxable
equivalent 3      9.02    8.60      8.03           7.80      8.62    8.34
------------------------------------------------------------------------------
Current 30-day
SEC yield 4       5.00    4.76      4.39           4.24      4.75    4.59
------------------------------------------------------------------------------
Taxable
equivalent 3      8.14    7.75      7.15           6.91      7.74    7.48
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Municipal Income Fund, including the fund's portfolio, as of March 31, 2002, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Municipal Income Fund as of March 31, 2002, the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the years in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG  LLP
Boston, Massachusetts
May 2, 2002




THE FUND'S PORTFOLIO
March 31, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.6%)
-------------------------------------------------------------------------------------------------------------------
$         4,640,000 Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                    5.7s, 5/1/19                                                          BBB-       $    3,984,600
                    Jefferson Cnty., Swr. IFB
          3,750,000 (Rites-PA), Ser. 487 R, 7.1s (acquired 3/23/99,
                    cost $4,290,150) (RES)                                                AAA             3,965,625
         11,000,000 (Cap. Impt.), Ser. A, FGIC, 5s, 2/1/41                                Aaa            10,271,250
                                                                                                      -------------
                                                                                                         18,221,475

Arizona (2.7%)
-------------------------------------------------------------------------------------------------------------------
                    AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
            660,341 (Phoenix Mem. Hosp.), 8.2s, 6/1/21 (In default) (NON)                 D/P               234,300
            785,000 (St. Luke's Hlth. Syst.), 7 1/4s, 11/1/14                             Aaa               845,838
          4,600,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande
                    Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                             B/P             4,726,500
                    Cochise Cnty., Rev. Bonds (Sierra Vista Cmnty. Hosp.)
          4,645,000 Ser. A, 6 3/4s, 12/1/26                                               BB+/P           4,488,231
          5,215,000 6.2s, 12/1/17                                                         BB+/P           5,045,513
          2,000,000 Mohave Cnty., Indl. Dev. Auth. Hosp. Syst. Rev. Bonds
                    (Phoenix Baptist Hosp. & Med. Ctr.), 7s, 7/1/16                       Aaa             2,152,500
                    Navajo Cnty., Indl. Dev. Rev. Bonds
                    (Stone Container Corp.)
          6,800,000 7.4s, 4/1/26                                                          B/P             6,655,500
          2,500,000 7.2s, 6/1/27                                                          B/P             2,390,625
          4,000,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa Grande
                    Regl. Med. Ctr.), Ser. A, 8 1/8s, 12/1/22                             Aaa             4,470,000
                                                                                                      -------------
                                                                                                         31,009,007

Arkansas (2.3%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            4,148,625
          5,000,000 Crossett, Poll. Control Rev. Bonds (Georgia Pacific
                    Corp. Project), 4 7/8s, 10/1/07                                       BBB-/P          5,000,000
         16,915,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                BB/P           17,147,581
                                                                                                      -------------
                                                                                                         26,296,206

California (7.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Anaheim, Pub. Fin. Auth. 144A Lease Rev. Bonds
                    (Pub. Impts.), Ser. A, FSA, 6s, 9/1/24                                Aaa             5,537,500
                    Corona, COP (Vista Hosp. Syst.)
          4,500,000 Ser. B, 9 1/2s, 7/1/20 (In default) (NON)                             D/P             1,665,000
          5,800,000 Ser. C, 8 3/8s, 7/1/11 (In default) (NON)                             D/P             2,146,000
          3,000,000 Gilroy, Rev. Bonds (Bonfante Gardens Park),
                    8s, 11/1/25                                                           B/P             2,880,000
          2,400,000 Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
                    (United Airlines, Inc.), 6 7/8s, 11/15/12                             B+              1,977,000
          3,615,000 Monrovia, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Central Redevelopment Project Area-1),
                    Ser. B, AMBAC, 6.7s, 5/1/21                                           Aaa             3,698,543
                    Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB
          3,480,000 9.877s, 8/1/17                                                        Aaa             3,672,374
          2,630,000 9.877s, 8/1/17 (Prerefunded)                                          Aaa             2,814,021
          5,600,000 Orange Cnty., Local Trans. Auth. Sales Tax IFB,
                    9.226s, 2/14/11                                                       Aa2             7,182,000
          4,000,000 Orange Cnty., Local Trans. Auth. Sales Tax Rev. Bonds,
                    AMBAC, 6.2s, 2/14/11                                                  Aaa             4,585,000
          1,500,000 Orange Cnty., VRDN, 1.2s, 8/1/16                                      VMIG1           1,500,000
                    San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
                    (Toll Road)
         10,000,000 7.55s, 1/1/10                                                         Aaa            12,050,000
         22,000,000 Ser. A, MBIA, zero %, 1/15/34                                         Aaa             3,465,000
         10,000,000 Ser. A, MBIA, zero %, 1/15/31                                         Aaa             1,875,000
          3,600,000 San Luis Obispo, COP (Vista Hosp. Syst., Inc.),
                    8 3/8s, 7/1/29 (In default) (NON)                                     D/P             1,332,000
          4,000,000 Sunnyvale, Special Tax Rev. Bonds (Cmnty. Facs.
                    Dist. No. 1), 7 3/4s, 8/1/32                                          BB-/P           4,020,000
         11,840,000 Vallejo, COP (Marine World Foundation), 7s, 2/1/17                    BBB-/P         12,239,600
                    Valley Hlth. Syst. Hosp. Rev. Bonds (Refunding & Impt.),
                    Ser. A
          6,000,000 6 1/2s, 5/15/25                                                       BB              5,310,000
            825,000 6 1/8s, 5/15/05                                                       BB                826,031
                                                                                                      -------------
                                                                                                         78,775,069

Colorado (4.1%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Arapahoe Cnty., Cap. Impt. Trust Fund Hwy. Rev. Bonds,
                    Ser. E-470, 7s, 8/31/26                                               Aaa             6,855,000
         10,000,000 CO State Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.), 8 3/8s, 12/1/26                                B/P             5,500,000
                    CO State Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.)
         15,000,000 Ser. B, MBIA, zero %, 9/1/29                                          Aaa             3,131,250
         15,000,000 Ser. B, MBIA, zero %, 9/1/20                                          Aaa             5,362,500
                    Denver, City & Cnty. Arpt. Rev. Bonds
          5,000,000 Ser. D, 7 3/4s, 11/15/13                                              A               5,962,500
          3,310,000 Ser. A, 7 1/2s, 11/15/23                                              A2              3,558,250
            425,000 Ser. A, 7 1/4s, 11/15/25                                              AAA               447,100
          9,550,000 Ser. B, 7 1/4s, 11/15/23                                              A2              9,880,621
          3,000,000 Larimer Cnty., School Dist. No. 1 Rev. Bonds
                    (Poudre Impt.), 7s, 12/15/16                                          Aa3             3,697,500
          1,800,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               BBB-            1,820,250
                                                                                                      -------------
                                                                                                         46,214,971

Connecticut (1.4%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   A3              6,015,000
                    CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          1,517,173 Ser. A, 7 3/4s, 11/1/17                                               CCC/P           1,314,251
            147,496 Ser. B, zero %, 3/1/21                                                CCC/P              23,968
          4,000,000 CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                    9.09s, 6/10/30                                                        Aaa             4,155,000
          4,000,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds (Edgehill),
                    Ser. A, 6 7/8s, 7/1/27                                                AAA/P           4,445,000
                                                                                                      -------------
                                                                                                         15,953,219

District of Columbia (5.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 DC Convention Ctr. Auth. Rev. Bonds, AMBAC,
                    4 3/4s, 10/1/28                                                       Aaa             4,500,000
         31,750,000 DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                 AAA            35,560,000
                    DC Rev. Bonds (American Geophysical Union)
          4,200,000 5 7/8s, 9/1/23                                                        BBB             4,200,000
          3,350,000 5 3/4s, 9/1/13                                                        BBB             3,341,625
                    DC Tobacco Settlement Fin. Corp. Rev. Bonds
          7,000,000 6 3/4s, 5/15/40                                                       A1              7,367,500
          3,000,000 6 1/2s, 5/15/33                                                       A1              3,180,000
                                                                                                      -------------
                                                                                                         58,149,125

Florida (5.7%)
-------------------------------------------------------------------------------------------------------------------
         22,900,000 Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                    Stone Co.), 8 1/2s, 12/1/14                                           A-/P           24,617,500
         15,600,000 Manatee Cnty. VRDN (FL Pwr. & Light Co. Project),
                    1.3s, 9/1/24                                                          A-1            15,600,000
          2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19                       BB              1,712,500
          4,750,000 Orange Cnty., Hlth. Facs. Auth. IFB, 9.512s, 10/1/14
                    (acquired 4/19/95, cost $6,129,272) (RES)                             BBB+/P          6,709,375
          6,280,000 Orange Cnty., School Board COP, Ser. A, 5 3/8s, 8/1/22                Aaa             6,303,550
          4,813,000 Palm Beach Cnty., Student Hsg. Rev. Bonds
                    (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                       B-/P            4,680,643
                    Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                    (Federal Express Corp.), Ser. A
          2,000,000 7 1/2s, 5/1/10                                                        BB/P            1,995,000
            250,000 7.3s, 5/1/04                                                          BB/P              250,625
          2,500,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                      B+/P            2,540,625
                                                                                                      -------------
                                                                                                         64,409,818

Georgia (0.7%)
-------------------------------------------------------------------------------------------------------------------
                    Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev. Bonds
                    (Visay Paper, Inc.)
          3,000,000 7 1/2s, 1/1/26                                                        BB+/P           3,030,000
          4,280,000 7.4s, 1/1/16                                                          BB+/P           4,338,850
                                                                                                      -------------
                                                                                                          7,368,850

Illinois (7.3%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, Board of Ed. G.O. Bonds, Ser. A, FGIC
          5,400,000 zero %, 12/1/17                                                       Aaa             2,301,750
          7,750,000 zero %, 12/1/16                                                       Aaa             3,526,250
                    Chicago, G.O. Bonds
          7,870,000 Ser. C, FGIC, 5 1/2s, 1/1/40                                          Aaa             7,889,675
          3,930,000 (Neighborhoods Alive 21 Project), FGIC, 5s, 1/1/41                    AAA             3,625,425
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          5,300,000 (American Airlines, Inc.), 8.2s, 12/1/24                              BB              5,194,000
         10,585,000 (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16                         Caa1            6,496,544
          4,385,000 Chicago, Waste Wtr. Rev. Bonds, MBIA, 5 1/2s, 1/1/19                  Aaa             4,593,288
         10,150,000 Cook Cnty., Cmnty. College Dist. No. 508 Rev. Bonds,
                    Ser. C, MBIA, 7.7s, 12/1/07                                           Aaa            11,900,875
          2,000,000 Huntley, Special Tax Rev. Bonds, Ser. A, 6.45s, 3/1/28                BB+/P           1,850,000
          2,500,000 IL State Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                    (Regency Park-Lincolnwood), Ser. A, 10 1/4s, 4/15/19
                    (In default) (NON)                                                    D/P             2,125,000
          1,800,000 IL State Dev. Fin. Auth. Rev. Bonds (Mercy Hsg. Corp.),
                    7s, 8/1/24                                                            Baa1            1,991,250
                    IL State Hlth. Fac. Auth. Rev. Bonds
          1,080,000 (Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12                        BBB             1,102,712
          2,685,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20                AAA/P           3,084,394
          7,540,000 (Glen Oaks Med. Ctr.), Ser. B, 6.95s, 11/15/13                        AAA             8,850,075
          5,000,000 (Hindsdale Hosp.), Ser. A, 6.95s, 11/15/13                            Baa1            5,868,750
          1,640,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 2.237s, 7/1/20                D/P             1,098,800
          9,620,000 Springfield, Elect. Rev. Bonds, MBIA, 5 1/2s, 3/1/11                  Aaa            10,209,225
                                                                                                      -------------
                                                                                                         81,708,013

Indiana (1.0%)
-------------------------------------------------------------------------------------------------------------------
         11,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2           11,577,500

Iowa (0.7%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 IA State Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives), 9 1/4s, 7/1/25                                    BBB-/P          7,938,125

Louisiana (6.6%)
-------------------------------------------------------------------------------------------------------------------
          3,670,000 Hodge, Combined Util. Rev. Bonds (Solid Waste Disp.
                    James River Corp.), 9s, 3/1/10                                        B/P             3,712,572
          6,500,000 LA State Local Govt. Env. Fac. Cmnty. Dev. Auth.
                    Rev. Bonds (St. James Place), Ser. A, 8s, 11/1/19                     B-/P            6,678,750
          5,000,000 LA State Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B+/P            5,075,000
          5,000,000 LA State Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Franciscan Missionaries), 5 3/4s, 7/1/18                             Aaa             5,287,500
          5,000,000 Lake Charles, Harbor & Term Dist. Port Fac. Rev Bonds
                    (Trunkline Co.), 7 3/4s, 8/15/22                                      A3              5,231,650
                    Plaquemines, Port Harbor & Terminal Dist.
                    Marine Term Fac. Rev. Bonds
          2,400,000 (Electro-Coal-A), 5s, 9/1/07                                          A3              2,406,000
          6,300,000 (Electro-Coal-B), 5s, 9/1/07                                          A3              6,315,750
          2,000,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             2,072,500
          6,995,000 St. Charles Parish, Poll. Control Rev. Bonds
                    (Union Carbide), 7.35s, 11/1/22                                       A               7,229,962
          7,500,000 Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 2001B,
                    5 7/8s, 5/15/39                                                       A1              7,096,875
                    W. Feliciana Parish, Poll. Control Rev. Bonds
          5,000,000 (Gulf States Util. Co.), 9s, 5/1/15                                   BB+/P           5,063,450
          4,000,000 (Gulf States Util. Co.), Ser. II, 7.7s, 12/1/14                       Ba1             4,133,840
          8,000,000 (Gulf States Util. Co.), Ser. C, 7s, 11/1/15                          Ba1             8,250,000
          6,000,000 (Entergy Gulf States), Ser. B, 6.6s, 9/1/28                           Ba1             6,037,500
                                                                                                      -------------
                                                                                                         74,591,349

Maine (0.6%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Rumford, Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            7,284,375

Maryland (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,650,000 Denton, 1st Mtge. Rev. Bonds
                    (Shore Nursing Rehab. Ctr.), 9s, 4/1/20                               CCC/P           1,447,875

Massachusetts (5.8%)
-------------------------------------------------------------------------------------------------------------------
          4,990,000 Atlas Boston Tax Exempt Rev. Bonds,
                    Ser. 1, 6.65s, 1/1/35                                                 BB+/P           5,120,988
                    MA State Dev. Fin. Agcy. Rev. Bonds, Ser. A
          3,000,000 (Lasell College), 6 3/4s, 7/1/31                                      BB+/P           2,936,250
          3,960,000 (Alden Place), 6 3/4s, 7/1/30                                         B/P             3,583,800
          4,150,000 (Merrimack Place), 6 3/4s, 7/1/30                                     B/P             3,584,563
          2,000,000 (Lasell Village), Ser. A, 6 3/8s, 12/1/25                             BB/P            1,840,000
          6,000,000 (Semass Syst.) Ser. A, MBIA, 5 5/8s, 1/1/12                           Aaa             6,382,500
          5,000,000 (Semass Syst.) Ser. A, MBIA, 5 1/2s, 1/1/11                           Aaa             5,275,000
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,500,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B/P             2,518,750
          3,405,000 (Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                            AAA/P           3,647,606
          3,900,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            3,822,000
          2,200,000 Ser. E, 6 1/4s, 10/1/31                                               BBB+            2,153,250
          2,700,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                 A-              2,578,500
          7,730,000 MA State IFB, Ser. 35, 8.22s, 11/1/11
                    (acquired 8/13/98, cost $9,592,157) (RES)                             Aa2             9,507,900
          6,565,000 MA State Residual Certificate IFB, Ser. 314, 5 3/4s,
                    8/1/11(acquired 4/19/00, cost $7,166,354) (RES)                       AA-             7,812,350
          5,000,000 MA State Tpk. Auth. Met. Hwy. Syst. Rev. Bonds, Ser. A,
                    AMBAC, 4 3/4s, 1/1/34                                                 Aaa             4,412,500
                                                                                                      -------------
                                                                                                         65,175,957

Michigan (2.4%)
-------------------------------------------------------------------------------------------------------------------
            312,000 Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                    (Glacier Hills, Inc.), 8 3/8s, 1/15/19                                AAA/P             388,050
                    Detroit, G.O. Bonds
          2,500,000 Ser. A, 6.7s, 4/1/10                                                  AAA             2,756,250
          3,000,000 Ser. B, AMBAC, 6 1/4s, 4/1/10                                         AAA             3,228,750
          5,385,000 Detroit, Local Dev. Fin. Auth. Tax Increment Rev. Bonds,
                    Ser. A, 9 1/2s, 5/1/21                                                BBB+/P          5,840,248
         10,000,000 MI State Strategic Fund Solid Waste Disp. Rev. Bonds
                    (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P          10,000,000
          5,000,000 Wayne Charter Cnty., G.O. Bonds (Detroit
                    Metropolitan Arpt. Hotel), Ser. A, MBIA, 5s, 12/1/30                  Aaa             4,650,000
                                                                                                      -------------
                                                                                                         26,863,298

Minnesota (1.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                    7.2s, 10/1/24                                                         Baa3            5,218,750
          3,700,000 Minneapolis & St. Paul, Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (North West Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P            3,089,500
          4,440,000 St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast), Ser. A, 6 5/8s, 11/1/17                                 Ba2             3,735,150
                                                                                                      -------------
                                                                                                         12,043,400

Mississippi (0.7%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 MS State Bus. Fin. Corp. Rev. Bonds (Syst. Energy
                    Resources, Inc.), 5 7/8s, 4/1/22                                      BBB-            7,610,000

Missouri (1.1%)
-------------------------------------------------------------------------------------------------------------------
                    Kansas City, Indl. Dev. Auth. Hosp. VRDN
                    (Research Hlth. Svcs. Syst.)
          1,500,000 MBIA, 1.3s, 4/15/15                                                   VMIG2           1,500,000
          3,630,000 MBIA, 1.3s, 10/15/14                                                  VMIG2           3,630,000
             75,000 MO State Env. Impt. & Energy Poll. Control Rev. Bonds
                    (Great Lakes Carbon Control), 6 3/4s, 9/1/02                          B-/P               75,176
          6,775,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            A-/P            7,367,813
                                                                                                      -------------
                                                                                                         12,572,989

Nevada (1.9%)
-------------------------------------------------------------------------------------------------------------------
          3,385,000 Clark Cnty., G.O. Bonds, 5 1/2s, 7/1/12                               Aa2             3,562,713
          8,500,000 Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.), Ser. A, 7.3s, 9/1/27                           Baa2            8,740,295
          8,900,000 Las Vegas, Monorail Rev. Bonds (2nd Tier), AMBAC,
                    7 3/8s, 1/1/40                                                        BB-/P           8,577,375
                                                                                                      -------------
                                                                                                         20,880,383

New Hampshire (2.1%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                    (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                   BBB+            6,965,000
          4,000,000 NH State Bus. Fin. Auth. Rev. Bonds (Franklin Regl.
                    Hosp. Assn.), Ser. A, 6.05s, 9/1/29                                   BB/P            3,125,000
                    NH State Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          4,000,000 (1st. Mtge.-Rivermead Peterborough), 8 1/2s, 7/1/24                   AAA             4,515,000
          1,575,000 (Havenwood-Heritage Heights), 7.1s, 1/1/06                            BB/P            1,618,313
          5,600,000 (Lakes Region Hosp. Assn.), 6 1/4s, 1/1/18                            A-/P            5,278,000
          3,000,000 (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P            2,553,750
                                                                                                      -------------
                                                                                                         24,055,063

New Jersey (3.2%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 NJ State Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P             3,295,000
          3,000,000 NJ State Econ. Dev. Auth. Indl. Dev. Rev. Bonds
                    (1st mtge.-Cranes Hill), Ser. A, 7s, 2/1/10                           BB-/P           3,071,250
          5,000,000 NJ State Econ. Dev. Auth. Rev. Bonds
                    (Newark Arpt. Marriott Hotel), 7s, 10/1/14                            Ba3             5,106,250
          2,000,000 NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         BB-             1,685,000
                    NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            3,198,750
          6,000,000 (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19                   Aaa             7,042,500
          2,450,000 NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I, 9.242s,
                    11/1/07 (acquired 2/11/93, cost $2,539,572) (RES)                     A+/P            2,583,256
          9,000,000 NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                    6 1/2s, 1/1/16                                                        Aaa            10,462,500
                                                                                                      -------------
                                                                                                         36,444,506

New Mexico (0.7%)
-------------------------------------------------------------------------------------------------------------------
          8,160,000 Farmington, Poll. Control Rev. Bonds
                    (Tucson Elec. Pwr Co. San Juan),
                    Ser. A, 6.95s, 10/1/20                                                Ba3             8,415,000

New York (7.7%)
-------------------------------------------------------------------------------------------------------------------
                    Long Island, Pwr. Auth. NY Elec. Syst. IFB
         10,000,000 Ser. 66, MBIA, 6.92s, 4/1/10 (acquired 11/3/98,
                    cost $11,298,800) (RES)                                               AAA            11,050,000
          8,750,000 7 1/4s, 12/1/24 (acquired 5/19/98,
                    cost $9,511,250) (RES)                                                BBB+/P          9,198,431
          5,000,000 NY City, Muni. Assistance Corp. IFB (PA 337A),
                    8.2s, 7/1/07 (acquired 3/19/98, cost $6,169,900) (RES)                AA/P            5,956,250
                    NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN
          8,500,000 Ser. A, FGIC, 1 1/4s, 6/15/25                                         VMIG1           8,500,000
          1,500,000 Ser. G, FGIC, 1.2s, 6/15/24                                           VMIG1           1,500,000
          2,800,000 NY State Dorm. Auth. Lease Rev. Bonds (Court Facs.),
                    6s, 5/15/39                                                           A               2,950,500
          7,000,000 NY State Dorm. Auth. IFB (Rites-PA), Ser. 434, 7.2s,
                    5/15/15 (acquired 10/6/98, cost $8,278,340) (RES)                     AAA/P           7,665,000
          5,000,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds (Lilco Project), Ser. B, 5.15s, 3/1/16                     A-              4,893,750
          5,000,000 NY State Env. Fac. Corp. Poll. Control IFB (PA 198),
                    7.95s, 6/15/10 (acquired 10/22/97,
                    cost $6,012,500) (RES)                                                AAA             6,131,250
         11,125,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                    Ser. A, FHA Insd., 6 1/2s, 8/15/29                                    Aaa            12,334,844
          5,000,000 NY State Urban Dev. Corp. Rev. Bonds
                    (Correctional Facs.), Ser. B, AMBAC, 4 3/4s, 1/1/28                   Aaa             4,550,000
          1,500,000 Oneida Cnty, Indl. Dev. Agcy. Rev. Bonds
                    (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                         BB-/P           1,252,500
          5,500,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           5,699,375
          5,000,000 Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30                     B-/P            5,025,000
                                                                                                      -------------
                                                                                                         86,706,900

North Carolina (2.0%)
-------------------------------------------------------------------------------------------------------------------
            900,000 Charlotte, Special Fac. Rev. Bonds
                    (Douglas Intl. Arpt.-US Awy.), 7 3/4s, 2/1/28                         B-/P              525,375
                    NC State Eastern Muni. Pwr. Agcy. Syst. IFB
          3,000,000 FGIC, 9.278s, 1/1/25 (acquired 3/3/93,
                    cost $3,112,315) (RES)                                                Aaa             3,585,000
          5,000,000 MBIA, 5.94s, 1/1/22 (acquired 5/4/00,
                    cost $5,066,900) (RES)                                                AAA             5,968,750
          5,250,000 NC State Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    AMBAC, 6s, 1/1/18                                                     AAA             5,735,625
          6,000,000 NC State Muni. Pwr. Agcy. Syst. IFB
                    (No. 1, Catawba Elec.), MBIA, 5.6s, 1/1/20                            Aaa             6,157,500
                                                                                                      -------------
                                                                                                         21,972,250

Ohio (0.3%)
-------------------------------------------------------------------------------------------------------------------
         12,220,000 Hamilton Cnty., Rev. Bonds, Ser. B, AMBAC,
                    zero %, 12/1/24                                                       Aaa             3,452,150
             10,000 OH State Hsg. Finl. Agcy. Rev. Bonds, Ser. B-1,
                    GNMA Coll., 5.85s, 9/1/16                                             Aaa                10,225
                                                                                                      -------------
                                                                                                          3,462,375

Oklahoma (0.8%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 OK State Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                    (Doane Products Co.), 6 1/4s, 7/15/23                                 B/P             4,792,500
          5,250,000 OK State Dev. Fin. Auth. Rev. Bonds
                    (Hillcrest Hlth. Care), Ser. A, 5 5/8s, 8/15/29                       B2              3,911,250
                                                                                                      -------------
                                                                                                          8,703,750

Oregon (0.8%)
-------------------------------------------------------------------------------------------------------------------
          9,900,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P           8,897,625

Pennsylvania (4.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            2,125,000
                    Dauphin Cnty., Gen. Auth. Rev. Bonds
          3,530,000 (Northwest Med. Ctr.), 8 5/8s, 10/15/13                               AAA             4,165,400
          7,500,000 (Office & Pkg.), Ser. A, 6s, 1/15/25                                  CCC/P           5,259,375
          1,180,000 Doylestown, Hosp. Auth. Rev. Bonds
                    (Doylestown Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                     Baa1            1,269,975
          1,500,000 Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                    (PA Pwr. & Lt. Co.), 8.362s, 9/1/29
                    (acquired 6/20/95, cost $1,651,825) (RES)                             AAA/P           1,758,750
          2,780,000 McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                    Baa2            2,845,608
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          4,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P          4,245,000
          2,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            2,087,500
          4,250,000 (Northhampton), Ser. B, 6 3/4s, 1/1/07                                BBB-/P          4,398,750
          3,000,000 (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-            3,048,750
          7,500,000 Philadelphia, Auth. Indl. Dev. Special Fac. Rev. Bonds
                    (U.S. Airways Inc.), 8 1/8s, 5/1/30                                   B-/P            3,187,500
          6,000,000 Philadelphia, Gas Works IFB, FSA, 7.615s, 8/1/21
                    (acquired 1/24/94, cost $5,621,520)(RES)                              AAA             5,812,500
          5,740,000 Philadelphia, Gas Works Rev. Bonds, Ser. 16, FSA,
                    5 1/2s, 7/1/13                                                        Aaa             6,019,825
                    Philadelphia, Wtr. & Wastewater IFB, FGIC
          1,650,000 7.23s, 6/15/12 (acquired 9/13/96, cost $1,565,902) (RES)              Aaa             1,788,188
          1,600,000 7.23s, 6/15/12 (Prerefunded) (acquired 9/13/96,
                    cost $1,518,283) (RES)                                                AAA             1,764,000
          1,800,000 Washington Cnty., Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                    (AHF/Centeral States Inc.), 10 1/4s, 11/1/19                          D/P               900,000
                                                                                                      -------------
                                                                                                         50,676,121

Puerto Rico (1.8%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Cmnwlth. of PR, FRB, MBIA, 7.384s, 7/1/24
                    (acquired 6/12/95, cost $8,912,590) (RES)                             A               9,095,000
                    PR Elec. Pwr. Auth. Rev. Bonds
          5,400,000 Ser. T, 6 3/8s, 7/1/24                                                AAA             5,926,500
          3,300,000 Ser. JJ, MBIA, 5 1/4s, 7/1/15                                         Aaa             3,489,750
          1,335,000 Ser. JJ, MBIA, 5 1/4s, 7/1/14                                         Aaa             1,420,106
                                                                                                      -------------
                                                                                                         19,931,356

South Carolina (3.2%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Charleston Cnty., Indl. Dev. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 11/1/02                                 B-/P            8,492,945
          3,985,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             4,009,906
                    Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds, Ser. A, FGIC
          3,775,000 6 1/2s, 1/1/16                                                        Aaa             4,383,719
            630,000 6 1/2s, 1/1/16 (Prerefunded)                                          Aaa               726,863
          5,000,000 SC State Jobs Econ. Dev. Auth. Rev. Bonds
                    (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                    Baa2            5,425,000
         12,750,000 SC State Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/28                                               A1             12,973,125
                                                                                                      -------------
                                                                                                         36,011,558

Tennessee (2.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Elizabethton, Hlth. & Edl. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              AAA             3,330,000
          8,500,000 IVRC-Bristol, TN Mem. Hosp. IFB, FGIC, 14.1s, 2/28/14
                    (acquired 6/16/95, cost $9,366,660) (RES)                             AAA             8,255,625
         10,000,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/25                       Baa2           10,687,500
                                                                                                      -------------
                                                                                                         22,273,125

Texas (4.9%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Ctr.), 6s, 11/15/29                                  BB+/P           2,109,375
          5,000,000 Bexar Cnty., Housing Fin. Auth. Corp. Rev. Bonds
                    (American Opty-Waterford), Ser. A1, 7s, 12/1/36                       A3              5,006,250
          7,500,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp. Rev. Bonds
                    (American Airlines, Inc.), 7 1/4s, 11/1/30                            BB              6,890,625
          7,500,000 Georgetown, Hlth. Facs. Dev. Corp. Rev. Bonds,
                    6 1/4s, 8/15/29                                                       BB+             6,196,875
                    Grapevine Indl. Dev. VRDN
          1,700,000 (American Airlines-A1), 1.3s, 12/1/24                                 A-1+/P          1,700,000
          1,200,000 (American Airlines-B2), 1.3s, 12/1/24                                 VMIG1           1,200,000
          6,100,000 Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds
                    (Christus Hlth.), Ser. A, 5 3/4s, 7/1/13                              Aaa             6,298,250
          5,000,000 Houston, Arpt. Syst. Rev. Bonds (Continental),
                    Ser. E, 6 3/4s, 7/1/29                                                BB-             4,356,250
          6,300,000 Houston, Wtr. & Swr. Syst. Rev. Bonds, zero %, 12/1/20                Aaa             2,197,125
                    Lone Star Arpt. Impt. Auth. VRDN
          2,345,000 1.31s, 12/1/14                                                        A-1+/P          2,345,000
            800,000 1.31s, 12/1/14 (Prerefunded)                                          A-1+/P            800,000
                    North Central Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Hosp.), Ser. B
          2,710,000 7.861s, 5/15/08                                                       Aa3             2,778,536
            290,000 7.861s, 5/15/08 (Prerefunded)                                         AA-/P             298,729
          1,500,000 North Central Hlth. Fac. Dev. Corp. VRDN (Dates
                    Hosp. Prsbytrn Med. Ctr), Ser. C, 1.31s, 12/1/15                      A-1             1,500,000
                    Port Arthur, Naval Dist. Rev. Bonds
                    (Great Lakes Carbon Corp.)
            175,000 Ser. A, 6 3/4s, 9/1/02                                                B-/P              175,247
             90,000 Ser. B, 6 3/4s, 9/1/02                                                B-/P               90,127
          4,000,000 Tarrant Cnty., Hlth. Fac. Dev. Corp. Hlth. Syst.
                    (TX Hlth. Res. Sys.), Ser. A, MBIA, 5 3/4s, 2/15/12                   AAA             4,290,000
          2,500,000 Tomball, Hosp. Auth. Rev. Bonds, 6 1/8s, 7/1/23                       Baa2            2,371,875
          3,500,000 TX State IFB, Ser. B, 8.516s, 9/30/11                                 Aa1             4,375,000
                                                                                                      -------------
                                                                                                         54,979,264

Virginia (0.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Peninsula Ports Auth. Rev. Bonds
                    (Port Fac-Zeigler Coal), 6.9s, 5/2/22 (In default) (NON)              D/P             2,600,000
          5,000,000 Pocahontas Parkway Assn. Toll Rd. Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            3,431,250
          5,000,000 Suffolk, Redev. & Hsg. Auth. Multi-Fam. Hsg. Rev. Bonds
                    (Beach/Oxford Apts.), 6.1s, 4/1/26                                    BB-/P           4,518,750
                                                                                                      -------------
                                                                                                         10,550,000

Washington (2.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Central Puget Sound, Regl. Trans. Auth.
                    Sales Tax & Motor Rev. Bonds, FGIC, 4 3/4s, 2/1/28                    Aaa             4,487,500
          5,890,000 Pierce Cnty., School Dist. No. 10 Tacoma G.O. Bonds,
                    FGIC, 5 1/4s, 12/1/12                                                 Aaa             6,132,963
          5,000,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines Project), 7 1/4s, 4/1/30                          B+/P            4,406,250
          3,200,000 WA State Hlth. Care Facs. Auth. VRDN
                    (VA Mason Med. Ctr.), Ser. B, 1.31s, 2/15/27                          VMIG2           3,200,000
          5,000,000 WA State Pub. Pwr. Supply Syst. Rev. Bonds
                    (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa             6,031,250
                                                                                                      -------------
                                                                                                         24,257,963

West Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s, 11/1/26                    Aaa             4,081,500
          5,000,000 WV State Pkwy. Econ. Dev. & Tourism Auth. IFB, FGIC,
                    8.893s, 5/16/19                                                       Aaa             5,300,000
                                                                                                     --------------
                                                                                                          9,381,500
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $1,106,918,336)                                                            $1,102,809,360

PREFERRED STOCKS (0.5%) (a) (cost $6,000,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          6,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A 6.875% cum. pfd.                    $    6,142,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,112,918,336) (b)                                      $1,108,951,860
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,126,677,467.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.
      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is $1,112,921,621, resulting in gross unrealized appreciation and depreciation of $46,157,859 and $50,127,620, respectively, or net unrealized depreciation of $3,969,761.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2002 was $108,607,250 or 9.6% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on FRB and VRDN are the current interest rates shown at March 31, 2002, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2002.

      The fund had the following industry group concentrations greater than 10% at March 31, 2002 (as a percentage of net assets):

         Health care/hospitals      24.5%
         Transportation             18.7
         Utilities                  12.7

      The fund had the following insurance concentration greater than 10% at March 31, 2002 (as a percentage of net assets):

         MBIA                       10.7%

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,112,918,336)
(Note 1)                                                                     $1,108,951,860
-------------------------------------------------------------------------------------------
Cash                                                                              1,215,070
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   20,740,898
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,158,802
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,042,535
-------------------------------------------------------------------------------------------
Total assets                                                                  1,134,109,165

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,615,695
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,091,546
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,658,085
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          154,415
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        79,774
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          5,994
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              730,284
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               95,905
-------------------------------------------------------------------------------------------
Total liabilities                                                                 7,431,698
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,126,677,467

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,181,059,184
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,001,730
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (51,416,971)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (3,966,476)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,126,677,467

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($841,444,860 divided by 97,585,043 shares)                                           $8.62
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.62)*                                $9.05
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($255,540,332 divided by 29,654,250 shares)***                                        $8.62
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($16,864,754 divided by 1,955,558 shares)***                                          $8.62
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,827,521 divided by 1,488,115 shares)                                             $8.62
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.62)**                               $8.91
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended March 31, 2002
Tax exempt interest income:                                                    $ 74,391,270
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,765,425
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      910,170
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    36,755
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     26,037
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,027,110
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,656,815
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               149,329
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                71,902
-------------------------------------------------------------------------------------------
Other                                                                               380,307
-------------------------------------------------------------------------------------------
Total expenses                                                                   13,023,850
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (114,293)
-------------------------------------------------------------------------------------------
Net expenses                                                                     12,909,557
-------------------------------------------------------------------------------------------
Net investment income                                                            61,481,713
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (518,897)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   2,160,830
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts during the
year                                                                            (32,531,997)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (30,890,064)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $ 30,591,649
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended March 31
                                                                 ---------------------------------
                                                                             2002             2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   61,481,713   $   60,424,570
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        1,641,933          480,096
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (32,531,997)      30,342,923
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   30,591,649       91,247,589
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (43,909,181)     (39,548,803)
--------------------------------------------------------------------------------------------------
   Class B                                                            (14,957,383)     (19,950,913)
--------------------------------------------------------------------------------------------------
   Class C                                                               (694,764)        (474,989)
--------------------------------------------------------------------------------------------------
   Class M                                                               (739,994)        (739,930)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            4,983,769      (36,669,078)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (24,725,904)      (6,136,124)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,151,403,371    1,157,539,495
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
and distributions in excess of net investment income
of $1,001,730 and $521,591, respectively)                          $1,126,677,467   $1,151,403,371
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.85        $8.61        $9.25        $9.28        $8.87
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .49          .48          .49          .49(c)       .50(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.24)         .24         (.64)        (.02)         .42
-----------------------------------------------------------------------------------------------------
Total from
investment activities                    .25          .72         (.15)         .47          .92
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.48)        (.48)        (.49)        (.50)        (.51)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.48)        (.48)        (.49)        (.50)        (.51)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $8.85        $8.61        $9.25        $9.28
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.83         8.67        (1.53)        5.14        10.54
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $841,445     $752,169     $715,475     $830,074     $816,444
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .95          .95          .94          .98          .95
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.51         5.57         5.62         5.29         5.43
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.46        12.76        14.32        20.47        33.13
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $8.61        $9.24        $9.28        $8.86
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .43          .43          .44          .44(c)       .44(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.23)         .23         (.63)        (.04)         .43
-----------------------------------------------------------------------------------------------------
Total from
investment activities                    .20          .66         (.19)         .40          .87
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.43)        (.44)        (.44)        (.45)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.43)        (.44)        (.44)        (.45)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $8.84        $8.61        $9.24        $9.28
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.33         7.90        (2.02)        4.40        10.00
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $255,540     $372,129     $420,310     $507,067     $499,594
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.55         1.55         1.54         1.58         1.55
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.90         4.98         5.02         4.70         4.83
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.46        12.76        14.32        20.47        33.13
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  Feb. 1, 1999+
operating performance                         Year ended March 31           to March 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.85        $8.61        $9.25        $9.38
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .42          .42          .43          .05(c)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.24)         .24         (.64)        (.14)
----------------------------------------------------------------------------------------
Total from
investment activities                    .18          .66         (.21)        (.09)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.42)        (.43)        (.04)
----------------------------------------------------------------------------------------
Total distributions                     (.41)        (.42)        (.43)        (.04)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $8.85        $8.61        $9.25
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.06         7.86        (2.26)        (.99)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $16,865      $12,330       $8,467       $4,327
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.70         1.70         1.69          .28*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.77         4.81         4.89          .73*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.46        12.76        14.32        20.47
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.85        $8.61        $9.25        $9.28        $8.86
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .47          .46          .47          .47(c)       .47(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.24)         .24         (.64)        (.03)         .43
-----------------------------------------------------------------------------------------------------
Total from
investment activities                    .23          .70         (.17)         .44          .90
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.46)        (.47)        (.47)        (.48)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.46)        (.47)        (.47)        (.48)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $8.85        $8.61        $9.25        $9.28
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.57         8.40        (1.77)        4.88        10.39
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $12,828      $14,775      $13,286      $16,671      $15,118
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.20         1.20         1.19         1.23         1.20
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.26         5.32         5.37         5.04         5.16
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.46        12.76        14.32        20.47        33.13
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended March 31, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2002, the fund had a capital loss carryover of approximately $45,012,000 available to the extent allowed by law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $11,362,000    March 31, 2003
    11,290,000    March 31, 2004
     8,494,000    March 31, 2006
     1,800,000    March 31, 2007
    11,300,000    March 31, 2008
       766,000    March 31, 2009

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable, defaulted bond interest, realized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2002, the fund reclassified $342,930 to increase undistributed net investment income and $325,308 to decrease paid-in capital, with an increase to accumulated net realized losses of $17,622. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

As of March 31, 2002, the undistributed tax-exempt and ordinary income on a tax basis was $6,814,330 and $2,110, respectively.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the fund's average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended March 31, 2002, the fund's expenses were reduced by $114,293 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,615 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended March 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $78,227 and $539 from the sale of class A and class M shares, respectively, and received $304,039 and $7,088 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more sales charge. For the year ended March 31, 2002, Putnam Retail Management, acting as underwriter received $47,043 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended March 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $186,516,692 and $211,939,611, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,940,163       $ 238,769,354
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,055,037          25,413,300
---------------------------------------------------------------------------
                                            29,995,200         264,182,654

Shares repurchased                         (17,400,736)       (153,228,307)
---------------------------------------------------------------------------
Net increase                                12,594,464       $ 110,954,347
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,381,687       $ 177,890,747
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,763,896          23,901,437
---------------------------------------------------------------------------
                                            23,145,583         201,792,184

Shares repurchased                         (21,230,927)       (184,179,632)
---------------------------------------------------------------------------
Net increase                                 1,914,656       $  17,612,552
---------------------------------------------------------------------------

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,623,678       $  40,822,573
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,013,593           8,917,287
---------------------------------------------------------------------------
                                             5,637,271          49,739,860

Shares repurchased                         (18,062,637)       (159,094,247)
---------------------------------------------------------------------------
Net decrease                               (12,425,366)      $(109,354,387)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,749,551       $  32,562,560
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,347,678          11,643,556
---------------------------------------------------------------------------
                                             5,097,229          44,206,116

Shares repurchased                         (11,860,417)       (103,162,577)
---------------------------------------------------------------------------
Net decrease                                (6,763,188)      $ (58,956,461)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,628,908         $14,370,652
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                49,999             439,956
---------------------------------------------------------------------------
                                             1,678,907          14,810,608

Shares repurchased                          (1,116,755)         (9,854,859)
---------------------------------------------------------------------------
Net increase                                   562,152         $ 4,955,749
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    773,147         $ 6,752,356
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                33,683             291,648
---------------------------------------------------------------------------
                                               806,830           7,044,004

Shares repurchased                            (397,104)         (3,466,750)
---------------------------------------------------------------------------
Net increase                                   409,726         $ 3,577,254
---------------------------------------------------------------------------

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    337,582         $ 2,986,620
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                53,701             472,180
---------------------------------------------------------------------------
                                               391,283           3,458,800

Shares repurchased                            (573,343)         (5,030,740)
---------------------------------------------------------------------------
Net decrease                                  (182,060)        $(1,571,940)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    395,374         $ 3,426,230
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                62,063             536,628
---------------------------------------------------------------------------
                                               457,437           3,962,858

Shares repurchased                            (330,702)         (2,865,281)
---------------------------------------------------------------------------
Net increase                                   126,735         $ 1,097,577
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premiums and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage-backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.80% dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address,1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction)                  Board of Directors of the
                                                                 Environment and Natural Resources
                                                                 Program Steering Committee, John
                                                                 F. Kennedy School of Government,
                                                                 Harvard University. Until 2001,
                                                                 Mr. Curtis was a Member of the
                                                                 Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company).

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group (a
Trustee since 1997                 Killian Professor of          UK-based holding company with
                                   Economics and                 interests in electric power and
                                   Management and                telecommunications networks), State
                                   Director of the Center        Farm Indemnity Company (an
                                   for Energy and                automobile insurance company), and
                                   Environmental Policy          the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 March 2000 and September 1998,
                                                                 Dr. Joskow was a Director of New
                                                                 England Electric System (a public
                                                                 utility holding company) and a
                                                                 consultant to National Economic
                                                                 Research Associates, respectively.

Elizabeth T. Kennan                President Emeritus of         Chairman, Cambus-Kenneth
(2/25/38),                         Mount Holyoke College         Bloodstock (a limited liability
Trustee since 1992                                               company involved in thoroughbred
                                                                 horse breeding and farming),
                                                                 Director, Northeast Utilities, and
                                                                 Talbots (a distributor of women's
                                                                 apparel). Trustee of Centre College,
                                                                 Trustee of Notre Dame University,
                                                                 and Member of the Oversight
                                                                 Committee of Folger Shakespeare
                                                                 Library.  Prior to September 2000,
                                                                 June 2000, and November 1999,
                                                                 Dr. Kennan was a Director of
                                                                 Chastain Real Estate, Bell Atlantic,
                                                                 and Kentucky Home Life
                                                                 Insurance, respectively.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Prior to
                                                                 October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust).

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 and Norske Canada, Inc. (paper
                                                                 manufacturer). Prior to July 2001
                                                                 and October 1999, Mr. Stephens was
                                                                 Chairman of Mail-Well (printing
                                                                 and envelope company) and
                                                                 MacMillan-Bloedel (forest products
                                                                 company), respectively.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
                                   Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)
                                   and New Generation
                                   Advisers, Inc.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Prior to May 2000 and
                                                                 November 1999, Mr. Smith was
                                                                 Chairman and CEO, respectively, of
                                                                 Marsh & McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of March 31, 2002,
  there were 123 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.


* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III,
  Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.
  George Putnam, III, is the President of your Fund and each of the other Putnam Funds. Lawrence J.
  Lasser has been the President, Chief Executive Officer, and a Director of Putnam Investments,
  LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh & McClennan Companies, Inc., the parent company of
  Putnam Management.  A.J.C. Smith is a Director of Marsh & McClennan Companies, Inc.





OFFICERS

Name, Address,1 Date of Birth,
Position(s) Held with Fund         Length of Service             Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam
Executive Vice President,                                        Investments, LLC and Putnam
Treasurer & Principal                                            Management
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46), Senior                                                Investments, LLC and Putnam
Vice President                                                   Management

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Ian Ferguson (7/3/57),             Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk (2/27/63),       Since 1996                    Managing Director of Putnam Investments,
Vice President                                                   LLC and Putnam Management.

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54), Vice President                                        LLC, Putnam Management and Putnam
                                                                 Retail Management

John R. Verani (6/11/39),          Since 1989                    Senior Vice President, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Jerome J. Jacobs (8/20/58),        Since 1996                    Managing Director of Putnam Management
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55), Vice President                                        Investments, LLC and Putnam
                                                                 Management. Prior to July 1998,
                                                                 Managing Director, Swiss Bank Corp.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $305 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.

THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund +
High Yield Trust
High Yield Trust II *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
Strategic Income Fund *
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN040-79284  051/353/560  5/02